FINANCIAL RISK MANAGEMENT (Notes)	12 Months Ended
Dec. 31, 2018
Disclosure of financial risk management [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

Exploration, development and mining of precious metals involve numerous risks as a result of the inherent nature of the business, global economic trends and the influences of local social, political, environmental and economic conditions in the various geographical areas of operation. As such, the Company is subject to several financial and operational risks that could have a significant impact on its profitability, financial instruments and levels of operating cash flows. In particular, financial risks include market risk (including currency risk, commodity price risk and interest rate risk), credit risk, and liquidity risk.

i)	Market Risk

Market risk is the risk that changes in market factors, such as foreign exchange, commodity prices or interest rates will affect the value of the Company's financial instruments. Market risks are managed by either accepting the risk or mitigating it through the use of derivatives and other economic hedges.

i.	Currency Risk

The Company’s sales are predominantly denominated in US Dollars. The Company is primarily exposed to currency fluctuations relative to the US Dollar as a portion of the Company’s operating costs and capital expenditures are denominated in foreign currencies; predominately the Brazilian Real, the Argentine Peso, the Chilean Peso, and the Canadian Dollar. Monetary assets denominated in foreign currencies are also exposed to foreign currency fluctuations. These potential currency fluctuations could have a significant impact on production costs and affect the Company’s earnings and financial condition. To limit the variability in the Company’s expected operating expenses denominated in foreign currencies, the Company restarted its hedging program in May 2016, entering into forward contracts and zero-cost collar option contracts.

Details of outstanding derivative instruments can be found in Note 16: Financial Instruments section (c).

The following table outlines the Company's exposure to currency risk and the pre-tax effects on profit or loss and equity at the end of the reporting period of a 10% change in the foreign currency for the foreign currency denominated monetary items. The sensitivity analysis includes cash and cash equivalents and trade payables.  The number below indicates an increase or decrease in profit or equity where the US dollar strengthens or weakens by 10% against the relevant foreign currency.

	Effect on net earnings before tax		Effect on other comprehensive income, before tax
(On 10% change in US Dollars exchange rate)	2018	2017	2018	2017
Brazilian Real	$5.0	$4.0	$1.2	$0.5
Argentine Peso	$1.9	$1.0	$—	$—
Canadian Dollar	$2.9	$8.1	$—	$—
Chilean Peso	$5.6	$4.4	$—	$—

The sensitivity analysis included in the tables above should be used with caution as the results are theoretical, based on management's best assumptions using material and practicable data which may generate results that are not necessarily indicative of future performance. In addition, in deriving this analysis, the Company has made assumptions based on the structure and relationships of variables as at the balance sheet date which may differ due to fluctuations throughout the year with all other variables assumed to remain constant. Actual changes in one variable may contribute to changes in another variable, which may amplify or offset the effect on earnings.

ii.	Commodity Price Risk

The Company's profitability and long-term viability depend, in large part, upon the market price of metals that may be produced from the Company's properties, primarily gold, copper and silver. Market price fluctuations of these commodities could adversely affect profitability of operations and lead to impairments of mineral properties. Metal prices fluctuate widely and are affected by numerous factors beyond the Company's control including but not limited to supply and demand, consumption patterns, macroeconomic factors (interest, exchange and inflation), banking and political conditions, and mining specific factors.

During the third quarter of 2017, the Company entered into a portfolio of zero cost collar contracts for copper with a number of counterparties. The arrangement was comprised of written call and purchased put options with identical characteristics and a range of strike prices that expired over a six month period from January to June 2018. Total notional quantities included under this arrangement amounted to approximately 45 million pounds of copper (approximately 7.5 million pounds per month). The weighted average strike prices of the options were $2.85 per pound and $3.33 per pound for the put and call options, respectively, comprising the boundaries of the collar.

During the third quarter of 2017, the Company also entered into a portfolio of zero cost collar contracts for gold with a number of counterparties. The arrangement was comprised of written call and purchased put options with identical characteristics and a range of strike prices that expired over a six month period from October 2017 to March 2018. Total notional quantities included under this arrangement amounted to 284,200 ounces of gold. The weighted average strike prices of the options were $1,300 per ounce and $1,414 per ounce for the put and call options, respectively, comprising the boundaries of the collar.

As at December 31, 2018 the Company had $14.0 million (December 31, 2017: $30.5 million) in receivables relating to provisionally priced concentrate sales. For the year ended December 31, 2018, the Company had unrecognized losses of $1.2 million (2017: $4.0 million gain) on receivables relating to provisionally priced concentrate sales.

As at December 31, 2018, the Company has outstanding contracts whereby 25.7 million pounds of copper were purchased at a price of $2.79 per pound. The Company periodically uses forward contracts to economically hedge against the risk of declining copper prices for a portion of its forecast copper concentrate sales.
The Company's balance sheet exposure to commodity prices is limited to the trade receivables associated with provisional pricing of metal concentrate sales, particularly copper, and the copper forward contracts.  A 10% change in the average metal prices at the balance sheet date with all other variables constant would result in the following impact to the Company's before tax earnings:

	Effects on net earnings, before tax
(10% change in price)	2018	2017
Gold in concentrate	$0.8	$2.0
Copper in concentrate	$4.8	$5.0
Silver in concentrate	$—	$—

The change in the average commodity prices will not have an impact on Other Comprehensive Income.

iii.	Interest Rate Risk

As at December 31, 2018, the majority of the Company’s long-term debt was at fixed rates. The Company is exposed to interest rate risk on its variable rate debt and may enter into interest rate swap agreements to hedge this risk. The Company did not have any interest rate swaps as at December 31, 2018.

ii)	Credit Risk

Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial instrument. The Company is exposed to various counterparty risks including, but not limited to: (i) financial institutions that hold the Company’s cash and short-term investments; (ii) companies that have payables to the Company, including concentrate and bullion customers; (iii) providers of its risk management services (including hedging arrangements); (iv) shipping service providers that move the Company’s material; (v) the Company’s insurance providers; (vi) refineries contracted that hold and process the Company's precious metals; and (vii) the Company’s lenders. The Company seeks to limit counterparty risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties. In addition, credit risk is further mitigated in specific cases by maintaining the ability to novate contracts from lower quality credit counterparties to those with higher credit ratings. For cash and cash equivalents, and trade and other receivables, credit risk is represented by the carrying amount on the consolidated balance sheets.

Cash and cash equivalents are deposited with highly rated corporations and the credit risk associated with these deposits is low. The Company sells its products to large international financial institutions and other organizations with high credit ratings. Historical levels of receivable defaults and overdue balances over normal credit terms are both negligible, thus the credit risk associated with trade receivables is also considered to be negligible. For derivatives, the Company assumes no credit risk when the fair value of the instruments is negative. When the fair value of the instruments is positive, this is a reasonable measure of credit risk. The Company does not have any assets pledged as collateral.

The Company's maximum credit exposure to credit risk is as follows:

As at December 31, 2018	2018	2017
Cash and cash equivalents	$98.5	$148.9
Trade and other receivables	24.3	38.6
Derivative related assets (Note 19)	3.6	9.3
Other current and non-current financial assets	13.1	22.8
	$139.5	$219.6

iii)	Liquidity Risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. Under the terms of the Company's trading agreements, counterparties cannot require the Company to immediately settle outstanding derivatives except upon the occurrence of customary events of default. The Company mitigates liquidity risk through the implementation of its Capital Management Policy by managing its capital expenditures, forecast and operational cash flows, and by maintaining adequate lines of credit. The Company manages its capital structure and adjusts it in light of general economic conditions, the risk characteristics of the underlying assets and the Company’s working capital requirements. In order to maintain or adjust its capital structure, the Company, upon approval from its Board of Directors, may issue shares, pay dividends, or undertake other activities as deemed appropriate under the specific circumstances. As part the capital allocation strategy, the Company examines opportunities to divest assets that do not meet the Company’s investment criteria. In addition, the Company addresses the capital management process as described in Note 32: Capital Management. Contractual maturities relating to long-term debt and operating leases are included in Note 27: Long-Term Debt and Credit Facilities and Note 34: Operating Leases, respectively.

As at December 31,	2018					2017
	Within 1 year	2 - 3 years	4 - 5 years	Over 5 years	Total	Total
Accounts payable and accrued liabilities	$294.8	$—	$—	$—	$294.8	$345.4
Debt repayments	1.9	84.1	748.9	935.7	1,770.5	1,872.0
Interest payments on debt	82.0	157.5	127.8	69.9	437.2	484.6
Decommissioning, restoration and similar liabilities (i)	9.5	27.1	21.5	514.4	572.5	575.2
	$388.2	$268.7	$898.2	$1,520.0	$3,075.0	$3,277.2

(i)
Undiscounted inflated amount of future decommissioning, restoration and similar expenditures expected to take place between 2019 and 2119. Certain obligations related to post closure monitoring and maintenance at the Company's Chilean mines are expected to continue in perpetuity.